UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2016

BRUSHY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1554970	45-5634053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78248
(Address of Principal Executive Offices)(Zip Code)

(210) 999-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 11, 2016, Brushy Resources, Inc. (“Brushy”) and Lilis Energy, Inc. (“Lilis”) made available an amended investor presentation. One of the topics covered in the presentation was Lilis’s proposed acquisition of Brushy (the “Acquisition”). A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and can be reviewed in the “Investors” section of Lilis’s website, www.lilisenergy.com.

The information in this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Amended Investor Presentation, February 2016 (furnished herewith).

Important Information

Additional Information about the Transactions and Where to Find It

In connection with the proposed Acquisition and the transactions related thereto (the “Transactions”), Lilis has filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) that contains a joint preliminary proxy statement/prospectus, which is not yet final. Lilis intends to file a final prospectus and other relevant materials and Brushy intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the proposed Transactions. Investors and security holders of Brushy and Lilis are urged to read these materials when they become available because they will contain important information about Brushy, Lilis and the Transactions. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Brushy or Lilis with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Brushy or Lilis by directing a written request to Brushy at Brushy Resources, Inc., 300 E. Sonterra, Suite 1220, San Antonio, TX 78258, or to Lilis at Lilis Energy, Inc. 216 16th Street, Suite #1350, Denver, Colorado 80202. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Transactions; satisfaction of closing conditions to the consummation of the proposed Transactions; and such other risks and uncertainties pertaining to Brushy’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Brushy assumes no obligation to update any forward-looking statement contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2016	BRUSHY RESOURCES, INC.

	By:	/s/ Michael J. Pawelek
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended Investor Presentation, February 2016 (furnished herewith).